                                                                   EXHIBIT 10.55


                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------

This Third Amendment to Purchase and Sale Agreement is made as of July 11, 1997 ("Amendment") to supplement and amend that certain Purchase and Sale Agreement dated as of August 7, 1995, and all documents related thereto, as amended by that First Amendment to Purchase and Sale Agreement dated as of February 12, 1996, and as amended by that Second Amendment to Purchase and Sale Agreement dated as of June 24, 1996 (collectively, the "Sale Agreement") between HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Heller") and BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"). Any capitalized terms used herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement. Where a textual passage is amended in part only, new language may be shown double underlined, deleted language may be shown in
                          =================
*strikeout*, and ... (an ellipsis) may be used for language that is unmodified. Such double underlining, strike out and ellipses as used herein are for convenience only to illustrate changes from the Sale Agreement, and are not part of the Sale Agreement as amended.

                             PRELIMINARY STATEMENT
                             ---------------------

   A. Pursuant to the Sale Agreement, BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or granted to Heller a security interest in the Equipment covered by such Contracts;

   B. BankVest desires to increase the available aggregate Repurchase Price with respect to all Contracts to $40,000,000 (the "Increase"), with availability to be shared between the Sale Agreement and that certain Loan and Security Agreement dated as of August 7, 1995 by and between Heller Financial, Inc. and BankVest, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 12, 1996, that certain Second Amendment to Loan and Security Agreement dated as of June 24, 1996, and that certain Third Amendment to Loan and Security Agreement dated as of July 11, 1997 (collectively, "Loan Agreement"). Heller is willing to comply with BankVest's request, subject to the terms and conditions set forth below.

   NOW, THEREFORE, it is hereby agreed as follows:

   1.  AMENDED DEFINITIONS; ADDITIONAL DEFINITIONS.  The definition of Discount
       -------------------------------------------                     --------
Rate shall be amended to read as follows:
----

       "Discount Rate for Contracts purchased by Heller prior to June 24, 1996
        -------------
    means ...; for Contracts purchased by Heller on or after June 24, 1996, a fixed annual interest rate equal to the lesser of (A) the sum of (i) 2.75%;
                                        =================
    and (ii) the weekly average U.S. Treasury Constant Maturities for a Treasury Note having a maturity approximately equivalent to the Weighted Average Remaining Term of the applicable Contract(s), as reported by the Federal Release for the calendar week in which the applicable funding takes place,
                                                                             =
    or (B) the Discount Rate, if any, set forth in the applicable Bill of Sale
    ==========================================================================
    and Assignment."
    ==============

   2.  PURCHASE PRICE.  Section 2 shall be amended to read as follows:
       --------------

       "2.  HELLER'S DISCRETION/PURCHASE PRICE.   Heller hall have sole
            ====================--------------    =====================
    discretion in each case in the exercise of its credit authority to accept or
    ============================================================================
    decline any Contract(s) for purchase hereunder. However, Bankvest shall have
    ============================================================================
    limited authority to credit-approve any Contract  (1) meeting all of the
    ========================================================================
    eligibility criteria set forth in Section 5 hereof and pertaining to
    ====================================================================
    Eligible Equipment, and (2) which has been originated by Bankvest or
    ====================================================================
    Leasevest as Lessor, and (3) with respect to which the Purchase Price is
    ========================================================================
    less than $50,000.00. Heller may, in its sole discretion at any time, (i)
    =========================================================================
    issue additional eligibility guidelines with respect to such Contracts and
    ==========================================================================
    Lessees, and/or (ii) revoke such limited credit-approval authority at any
    =========================================================================
    time.
    =====

       The purchase price of a Contract shall be computed as of the date of purchase and shall be the lesser of (i) the Balance of Payments discounted at the then applicable Discount Rate, or (ii) one hundred percent (100%) of the Acquisition Cost of the Eligible Equipment subject to such Contract. On the date of Heller's purchase of the Contract, Heller will first apply the proceeds representing the purchase price to be paid by Heller against any payments BankVest is then required to make to Heller under the terms of this Agreement, and then Heller will pay any remainder to BankVest in cash. Notwithstanding anything contained herein to the contrary, (i) Heller shall not be obligated to purchase any Contracts if at the time of purchase, or as a result of such purchase, BankVest is or would be in violation of the Lockbox Compliance Ratio Covenant or Lockbox Coverage Covenant, and (ii) at no time shall the aggregate Repurchase Price with respect to all Contracts exceed the sum of *Twenty One Million Dollars ($21,000,000)* Forty Million
                                                                 =============
    Dollars ($40,000,000) less all amounts outstanding under the Loan
    =====================
    Agreement."

    3.  FINANCIAL STATEMENTS AND OTHER REPORTS.  Section 6(a)(iii) shall be
        --------------------------------------
 amended to read as follows:

       "(iii) 30 days after the end of each quarter, (I) a true and correct copy of the Lockbox statements for the preceding quarter, (II) the completed Lockbox Compliance Certificate for the preceding quarter, in the form attached hereto as Exhibit O, (III) computer diskettes/tapes containing all backup data regarding Contracts and Equipment, in the format set forth in
                                                     ===        ============
   Exhibit 6(a)(iii)(III) hereof *acceptable to Heller*; (IV) reports setting
   =============================
   forth leasing, remarketing activities and insurance settlements with respect to all Equipment, and (V) a certificate verifying BankVest's compliance with all covenants contained in that certain Purchase Agreement dated as of May 30, 1996 by and among BankVest, Primus Capital Fund III Limited Partnership and PNC Venture Corp., as amended from time to time;"

    4.  FORM OF PORTFOLIO DOWNLOAD/EXHIBIT 6(A)(III)(III). Exhibit
        --------------------------------------------------
 6(a)(iii)(III)--Form of Portfolio Download shall be added to the Sale Agreement in the form attached to this Amendment as Exhibit 6(a)(iii)(III).

    5.  CONDITIONS OF INCREASE.  The increase in the available Repurchase Price
        -----------------------
 under the Sale Agreement shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Heller:

       6.1 Representations and Warranties.  The representations and warranties
           ------------------------------
   set forth in this Amendment and the Sale Agreement, where applicable, shall be true and correct as of July 11, 1997 and as of the date this Amendment is executed by BankVest.

       6.2 Delivery of Documents.  The following shall have been delivered to
           ---------------------
   Heller, each duly authorized and executed:

           (a) a certificate of incumbency of BankVest in the form of Exhibit 1 attached hereto, and a Unanimous Consent in the form of Exhibit 2 attached hereto;

           (b) a current certificate of good standing for the Commonwealth of Massachusetts;

           (c) certified copies of any amendments to the articles of incorporation and by-laws of BankVest since the date such materials were last furnished to Heller; and

           (d) such other documents, certificates, consents and waivers as Heller may request.

       6.3 Material Adverse Changes.  No event shall have occurred which has a
           ------------------------
   material adverse effect on (i) the financial condition, property, business, operations, prospects or profits of BankVest or the ability of BankVest to perform its obligations hereunder or under the Sale Agreement or (ii) the projections for financial performance of BankVest as set forth in any document or paper furnished to Heller by BankVest or its representatives.

   7.  REPRESENTATIONS AND WARRANTIES. BankVest represents and warrants to
       ------------------------------
Heller that all representations and warranties set forth in the Sale Agreement, as modified by this Amendment as applicable, are true, complete and accurate in all respects as of the date hereof.

   8.  SURVIVAL OF ORIGINAL AGREEMENT.  Except as amended hereby, the Sale
       ------------------------------
Agreement shall remain in full force and effect, and BankVest shall continue to be subject to the security interests and liens granted thereunder.

   9.  SUCCESSORS AND ASSIGNS. The terms hereof shall inure to the benefit of
       ----------------------
and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

   10. COUNTERPARTS. This Amendment shall not be effective unless and until it
       ------------
has been executed by all parties hereto. This Amendment may be executed in multiple counterparts, and signatures by facsimile shall be deemed acceptable.

   IN WITNESS WHEREOF, the parties have executed this Amendment as of July 11, 1997.

BANKVEST CAPITAL CORP.                  HELLER FINANCIAL LEASING, INC.


By: ______________________________      By: _______________________________
Title: ___________________________      Title: ____________________________

Attest:


_________________________________

                             EXHIBIT 6(A)(III)(III)

                           FORM OF PORTFOLIO DOWNLOAD
                           --------------------------

With respect to all Facility Contracts, Borrower should deliver all of the information below on a 3.5 inch diskette. The information should appear in either an ASCII format with fields separated by commas (,) and records separated by carriage returns (new line) or an Excel spreadsheet with field names running horizontally across the top of the spreadsheet. A one line header may be included but no footers or any type of subtotaling should appear on the download.

1.   Account Number (must be unique)
2.   End-User Name
3.   End-User Street Address
4.   End-User City
5.   End-User State
6.   End-User Zip
7.   Phone Number
8.   Payment Amount (if level payment)
9.   Balloon Amount ( if level payment)
10.  Original Equipment Cost  (the original acquisition cost of the equipment)
11.  Remaining Gross Receivable  (includes prepays and delinquencies/rent only)
12. Booked Residual Amount (the guaranteed and unguaranteed expected residual value of equipment at the end of the lease)
13.  Security Deposit
14. Advance Payment Amount (total dollar amount of advance payments to be applied toward the end of the lease term)
15.  Number of Advance Payments
16.  Payment Frequency (the number of months between payments, i.e., Monthly
      =1; Quarterly =3; Semi-Annual =6; Annual = 12.)
17.  Tax Status (E= Exempt, N = Nonexempt for state purposes)
18.  Advance or Arrears ( 1 = Adv; 2 = Arr.)
19. Original Term (the original number of months elapsed between the origination date and the maturity date; does not include the expected residual due date)
20. Remaining Term ( the number of months between Heller's purchase date and the maturity date)
21.  Equipment Description
22.  Equipment Address
23.  Equipment City
24.  Equipment State
25.  Equipment Zip
26.  Start Date (Origination Date-Date interest started accruing)
27.  SIC Code
28. APR (the effective yield to the lessor of the lease expressed in a decimal format)
29. Maturity Date (the date on which the obligor's final payment is currently due)
30. Account Status (indicates current status of the account, i.e., "A" = active; "C" = closed; "N" = non-accrual; "O"= charged off)
31.  Scheduled Balance (sum of remaining rents not yet due, )
32.  Original Gross Balance (sum of  rental stream plus residual)
33.  First Payment Due Date
34.  Next Due Date
35.  Due Day (day of the month account is due)
36.  Days Late -30 (number of times a lease has been delinquent 30 days)
37.  Days Late -60 (number of times a lease has been delinquent 60 days)
38.  Days Late -90 (number of times a lease has been delinquent 90 days)
39.  Days Late -120  (number of times a lease has been delinquent 120 days)
40. Payment stream for each deal (need only at time of funding or substitution/only if non level payments)

                                   EXHIBIT 1
                                   ---------

                         FORM OF INCUMBENCY CERTIFICATE
                                       OF
                             BankVest Capital Corp.
                             ----------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


         Name                     Title                    Signature
         ----                     -----                    ---------

______________________    ______________________    ______________________

______________________    ______________________    ______________________

______________________    ______________________    ______________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of July, 1997.

BANKVEST CAPITAL CORP.


By: _______________________

Title: ____________________

                                   EXHIBIT 2
                                   ---------

              FORM OF UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           OF BANKVEST CAPITAL CORP.

   We, the undersigned, being the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial Leasing, Inc., a Delaware corporation ("Heller") entered into a Purchase and Sale Agreement dated as of August 7, 1995, as amended from time to time (collectively, "Sale Agreement"), pursuant to which BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of a Third Amendment to Purchase and Sale Agreement ("Amendment") to be executed by and between Heller and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Sale Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Sale Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement;

   WHEREAS, pursuant to the terms of the Amendment, Heller proposed to increase the amount of the available Repurchase Price for Contracts to $40,000,000 (the "Increase") less any amounts outstanding under that certain Loan and Security Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increase, Heller requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company deem it to be in the best interest of the Company to obtain the Increase, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Heller the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: ________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

                INCUMBENCY CERTIFICATE OF BankVest Capital Corp.
                ------------------------------------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


          Name                      Title                    Signature
          ----                      -----                    ---------

_______________________    _______________________    ______________________

_______________________    _______________________    ______________________

_______________________    _______________________    ______________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of July, 1997.

BANKVEST CAPITAL CORP.


By: _______________________

Title: ____________________